UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): 7/29/2025

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The Procter & Gamble Company
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	001-00434 (Commission File Number)	31-0411980 (I.R.S. Employer Identification Number)
One Procter & Gamble Plaza Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)
(513) 983-1100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock without Par Value	PG	NYSE
0.110% Notes due 2026	PG26D	NYSE
3.25% EUR Notes due 2026	PG26F	NYSE
4.875% EUR Notes due May 2027	PG27A	NYSE
1.200% Notes due 2028	PG28	NYSE
3.150% EUR Notes due 2028	PG28B	NYSE
1.250% Notes due 2029	PG29B	NYSE
1.800% Notes due 2029	PG29A	NYSE
6.250% GBP Notes due January 2030	PG30	NYSE
0.350% Notes due 2030	PG30C	NYSE
0.230% Notes due 2031	PG31A	NYSE
3.250% EUR Notes due 2031	PG31B	NYSE
5.250% GBP Notes due January 2033	PG33	NYSE
3.200% EUR Notes due 2034	PG34C	NYSE
1.875% Notes due 2038	PG38	NYSE
0.900% Notes due 2041	PG41	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 - Regulation FD Disclosure
On July 29, 2025, The Procter & Gamble Company (the "Company") issued a press release announcing its fourth quarter and fiscal year 2025 results and hosted a conference call related to those results. The Company is furnishing on Form 8-K a series of slides referenced in the conference call, which are also posted on the Company's website.
This 8-K is being furnished pursuant to Item 7.01, "Regulation FD Disclosure."

Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Informational Slides Provided by The Procter & Gamble Company dated July 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of July, 2025.

THE PROCTER & GAMBLE COMPANY

By:	/s/ Sandra T. Lane
Name:	Sandra T. Lane
Title:	Assistant Secretary

INDEX TO EXHIBIT(S)
99.1 - Informational Slides Provided by The Procter & Gamble Company dated July 29, 2025.